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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Westwood Group, Inc.
Revere, Massachusetts

     We hereby consent to the incorporation by reference in Registration Statement No. 33-312933 of The Westwood Group, Inc. on Form S-8 of our report dated February 16, 2001, relating to the consolidated financial statements of The Westwood Group appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.


                                      /s/ BDO Seidman, LLP
                                      ------------------------------
                                      BDO SEIDMAN, LLP


Boston, Massachusetts
March 30, 2001